Patrick Miller President & CEO Tim Trenary Chief Financial Officer & Treasurer Kirk Feiler VP Corporate Development & COMMERCIAL VEHICLE GROUP, INC. Investor Relations June 2019 Investor Presentation

Forward Looking Statements This presentation contains forward-looking statements that are subject to risks and uncertainties. These statements often include words such as “believe”, “anticipate”, “plan”, “expect”, “intend”, “will”, “should”, “could”, “would”, “project”, “continue”, “likely”, and similar expressions. In particular, this press release may contain forward-looking statements about Company expectations for future periods with respect to its plans to improve financial results and enhance the Company, the future of the Company’s end markets, including Class 8 and Class 5-7 North America truck build rates and performance of the global construction equipment business, expected cost savings, the Company’s initiatives to address customer needs, organic growth, the Company’s plans to focus on certain segments and markets and the Company’s financial position or other financial information. These statements are based on certain assumptions that the Company has made in light of its experience as well as its perspective on historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Actual results may differ materially from the anticipated results because of certain risks and uncertainties, including but not limited to: (i) general economic or business conditions affecting the markets in which the Company serves; (ii) the Company's ability to develop or successfully introduce new products; (iii) risks associated with conducting business in foreign countries and currencies; (iv) increased competition in the medium- and heavy-duty truck markets, construction, agriculture, aftermarket, military, bus and other markets; (v) the Company’s failure to complete or successfully integrate strategic acquisitions; (vi) the Company’s ability to recognize synergies from the reorganization of the segments; (vii) the Company’s failure to successfully manage any divestitures; (viii) the impact of changes in governmental regulations on the Company's customers or on its business; (ix) the loss of business from a major customer, a collection of smaller customers or the discontinuation of particular commercial vehicle platforms; (x) the Company’s ability to obtain future financing due to changes in the lending markets or its financial position; (xi) the Company’s ability to comply with the financial covenants in its debt facilities; (xii) fluctuation in interest rates relating to the Company’s debt facilities; (xiii) the Company’s ability to realize the benefits of its cost reduction and strategic initiatives; (xiv) a material weakness in our internal control over financial reporting which could, if not remediated, result in material misstatements in our financial statements; (xv) volatility and cyclicality in the commercial vehicle market adversely affecting us; (xvi) the geographic profile of our taxable income and changes in valuation of our deferred tax assets and liabilities impacting our effective tax rate; (xvii) changes to domestic manufacturing initiatives; and (xviii) implementation of tax or other changes, by the United States or other international jurisdictions, related to products manufactured in one or more jurisdictions where the Company does business; and (xix) various other risks as outlined under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for fiscal year ending December 31, 2018. There can be no assurance that statements made in this presentation relating to future events will be achieved. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on behalf of the Company are expressly qualified in their entirety by such cautionary statements. Page | 2 COMMERCIAL VEHICLE GROUP, INC.

Investment Highlights  Leading supplier of electrical wire harnesses, seating systems and a full range of cab related components to the global commercial vehicle industry  Strong and growing global presence – 24 facilities across North America, Europe and Asia Pacific  FY 2018 revenue $898 million, operating margin 7.4% and free cash flow $27 million  Favorable industry and secular trends support strong growth potential  Opportunity to expand into adjacent markets to diversify business and mitigate impact of cyclicality  Management team with demonstrated ability to manage through the cycle  Solid balance sheet capable of supporting growth Page | 3 COMMERCIAL VEHICLE GROUP, INC.

2018 Sales Region Product 11% 7% N. America 8% Seating Systems 18% EMEA 41% Wire Harnesses APAC 22% Trim 71% Structures 22% Wipers / Mirrors End Market Customer Volvo 8% OEM Truck 4% 19% 5% Daimler OEM Construction 33% 15% 46% Paccar 16% Aftermarket Caterpillar 6% 22% OEM Automotive John Deere 7% 11% 8% OEM Bus Navistar All Other Other Page | 4 COMMERCIAL VEHICLE GROUP, INC.

Products Seats & Seating Systems Wire Harnesses & Controls Wiper Systems, Mirrors & Interior Trim Cabs and Sleeper Boxes Controls Page | 5 COMMERCIAL VEHICLE GROUP, INC.

Electrical Systems Electrical Systems Segment: Electrical wire harnesses and panel assemblies for increasingly complex and content-rich electrical and data distribution systems in vehicles and other applications; trim products for component integration FY 2018 MARKET SECTOR MIX PRODUCT METRICS (SALES) PORTFOLIO SALES Wire harness and panel 9% 12% assembly for an estimated $8.4B market* $513 million 11% 49% 19% Interior Trim for an OPERATING MARGIN estimated $2.0B market* Truck OEMs Construction OEMs 11.5% Aftermarket / OE Service Automotive Other * Management Estimate Page | 6 COMMERCIAL VEHICLE GROUP, INC.

Growth Drivers – Electrical Systems  Macro Economic Trends - Global electrical distribution market expected to grow 6.5% CAGR through 2023*  Diversification - Adjacent market penetration in truck powertrain, power generation and other industrial applications  Digitalization and connectivity - Growth of electrification, power and data usage drives Next-Level harness content Performance  Technology - Integrated sensor technology, active electronics, embedded software and other power and data applications for trim products  Industry Trends - Continued increase in composite materials inside the vehicle and for other applications * Bishop Incorporated 2018 Annual Report Page | 7 COMMERCIAL VEHICLE GROUP, INC.

Global Seating

Global Seating Segment:
Strong brand recognition in $3.1B addressable global market* (~$15B available market)* with established market position and new wins in Asia Pacific market

FY 2018 METRICS	MARKET SECTOR MIX (SALES)	PRODUCT PORTFOLIO
SALES		Seats and Seating Systems
$398 million		Bostrom Seating
OPERATING MARGIN		KAB Seating
7.8%		National Seating
		Stratos Seating

MARKET SECTOR MIX (SALES)



7%
5%
21%
43%
24%
Truck OEMs
Construction OEMs
Aftermarket / OE Service
Bus OEM
Other

*Management estimate, HIS, Millmark, MarketsAndMarkets

Page | 8

COMMERCIAL VEHICLE GROUP, INC.

Growth Drivers – Global Seating  Brand - Strong brand recognition  Product Enhancements - New modular seat product leverages product engineering, design and manufacturing capabilities across end markets; maintains functionality and styling options while reducing complexity and cost  Global Trends - Increasing trend towards Expand Global improved seating functionality, including style Presence and quality in Asia Pacific  Increasing Market Share - Recent new customer wins and expanding customer relationships in Asia Pacific  Footprint Expansion - New facility in Thailand Page | 9 COMMERCIAL VEHICLE GROUP, INC.

End Market Outlook - North America Truck Heavy-Duty Truck (Class 8) Build (000’s) Medium-Duty Truck (Class 5-7) Build (000’s) 337 322 272 268 271 249 256 246 2017 2018 2019E 2020E 2017 2018 2019E 2020E Source: April 2019 ACT Research Report Source: April 2019 ACT Research Report  Class 8 builds expected to be robust in 2019  Class 5-7 builds expected to remain steady for the foreseeable future  Class 8 backlog remains high at ~8 months Continued strength projected for 2019 NA Truck Market Page | 10 COMMERCIAL VEHICLE GROUP, INC.

End Market Outlook – Global Construction Equipment HD-MD Construction Machinery (000’s) Excavator Industry US/CAN* (6-40mt) (000’s) 1,227 1,121 32.5 32.8 1,031 29.9 896 24.7 2017 2018 2019E 2020E 2017 2018 2019E 2020E Source: Management estimates, Millmark, S&OP data *Global Excavator growth in line with US/CAN trends  Global HD-MD construction machinery growth in 2019 driven by infrastructure and oil spending  Healthy backlogs, high rental utilization rates, and relatively low inventory levels continue to support build rates  Excavators, CVGs primary market, continue to gain popularity and grow as a percentage of total construction machinery Continued strength projected for 2019 Global Construction Market Page | 11 COMMERCIAL VEHICLE GROUP, INC.

Long-term Strategy Enhance Market Position Organic and Inorganic Growth  Optimizing our competitive position  Investment in the business to accelerate growth  Reorganized to leverage secular trends  Strategic acquisitions that expand the portfolio, add capabilities and  Reinvesting in next generation diversify our end markets products  Growing our presence in Asia  Targeting less cyclical adjacent markets Accelerate Growth and Increase Shareholder Value Page | 12 COMMERCIAL VEHICLE GROUP, INC.

Investments to Support Growth • Meeting the needs of current and future Expanding wire harness customer demand facility in Ukraine • Operational in 2H 2019 New wire harness facility • Latest technology and digitalization in Morelos, Mexico • Ramping in 2H 2019 Enhancing injection • Purpose-built facility molding capability in • Large tonnage presses Saltillo, Mexico • Operational in 2H 2019 Opened new global • Supports growth for existing customers seating facility in Thailand • Increases capacity for new regional business Page | 13 COMMERCIAL VEHICLE GROUP, INC.

Finance Update COMMERCIAL VEHICLE GROUP, INC.

Historical Performance Revenues (Millions) Operating Income (Millions) & Margin $898 7.4% $755 3.8% 4.1% $67 $662 $25 $31 2016 2017 2018 2016 2017 2018  Strong end-market performance  Reflects benefit of margin enhancement actions  Revenues up 36% from 2016  Restructuring  Both segments contributing to growth  Cost control/recovery  Electrical Systems 37%  Lean Manufacturing  Global Seating 36%  Operating income more than doubled from 2016; 360 bps improvement in operating margin from 2016 Page | 15 COMMERCIAL VEHICLE GROUP, INC.

Q1 2019 Financial Update Millions except per share data Q1 2019 Q1 2018 Qtr Change Revenue $ 243.2 $ 215.7 12.7% Gross Profit 34.6 30.8 12.1% Gross Margin 14.2% 14.3% SGA 15.2 15.2 - Operating Income 19.0 15.3 24.6% Operating Margin 7.8% 7.1% Diluted Earnings per Share 0.36 0.32 12.5%  Revenue up 12.7% due to continued strength in end markets  Foreign currency translation negatively impacted Q1 2019 revenues by $4.5 million  SG&A flat, not withstanding sales increase; investments in commercial and technical teams across the company continue  Operating margin up 70 basis points; conversion of strong revenue partially offset by wage inflation in Mexico and other inflationary pressures Page | 16 COMMERCIAL VEHICLE GROUP, INC.

Electrical Systems Segment Results Qtr Electrical Systems 1Q 2019 Sales Millions Q1 2019 Q1 2018 Change Revenue $ 143.6 $ 122.9 16.8% Gross Profit 20.8 18.0 16.1% 21% Truck OEMs Construction OEMs Gross Margin 14.5% 14.6% 10% 52% Aftermarket / OE Service SG&A 4.1 3.8 9.9% 17% Other Operating Income 16.5 14.0 17.9% Operating Margin 11.5% 11.4%  Electrical Systems revenue increased 16.8% driven by strength in end markets  Foreign currency translation adversely impacted Q1 2019 revenue by $1.6 million  Operating income benefitted from increased sales; partially offset by wage inflation in Mexico Page | 17 COMMERCIAL VEHICLE GROUP, INC.

Global Seating Segment Results Qtr Global Seating 1Q 2019 Sales Millions Q1 2019 Q1 2018 Change Revenue $ 104.1 $ 95.1 9.4% 11% Truck OEMs Gross Profit 13.8 13.1 5.0% 19% Construction OEMs Gross Margin 13.2% 13.8% 47% Aftermarket / OE Service SG&A 5.3 5.7 (5.5%) 23% Other Operating Income 8.3 7.3 13.4% Operating Margin 8.0% 7.7%  Global Seating revenue increased 9.4% driven by strength in end markets  Foreign currency translation adversely impacted Q1 2019 revenue by $2.9 million  Operating income benefitted from increased sales; partially offset by material inflationary pressures and difficult labor markets Page | 18 COMMERCIAL VEHICLE GROUP, INC.

Capital Structure ($M) 3/31/2019 3/31/2018 Cash $54.3 $37.9 ABL Availability 63.4 55.8 Total Liquidity $117.7 $93.7 Debt $163.2 $179.2 TTM EBITDA $86.6 $59.2 Gross Leverage 1.9x 3.0x Net Leverage 1.3x 2.4x  Solid cash position  No borrowings on asset-based line of credit at March 2019  Repaid $5 million of debt in Q1 19  Net Leverage of 1.3x well below target range of 2-3x See appendix for reconciliation of GAAP to Non-GAAP financial measures Page | 19 COMMERCIAL VEHICLE GROUP, INC.

Investment Highlights  Leading supplier of electrical wire harnesses, seating systems and a full range of cab related components to the global commercial vehicle industry  Strong and growing global presence – 24 facilities across North America, Europe and Asia Pacific  FY 2018 revenue $898 million, operating margin 7.4% and free cash flow $27 million  Favorable industry and secular trends support strong growth potential  Opportunity to expand into adjacent markets to diversify business and mitigate impact of cyclicality  Management team with demonstrated ability to manage through the cycle  Solid balance sheet capable of supporting growth Page | 20 COMMERCIAL VEHICLE GROUP, INC.

Appendix COMMERCIAL VEHICLE GROUP, INC.

Use of Non-GAAP Measures This presentation contains financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). In general, the non-GAAP measures exclude items that (i) management believes reflect the Company’s multi-year corporate activities; or (ii) relate to activities or actions that may have occurred over multiple or in prior periods without predictable trends. Management uses these non-GAAP financial measures internally to evaluate the Company’s performance, engage in financial and operational planning and to determine incentive compensation. Management provides these non-GAAP financial measures to investors as supplemental metrics to assist readers in assessing the effects of items and events on the Company’s financial and operating results and in comparing the Company’s performance to that of its competitors and to comparable reporting periods. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. The financial results calculated in accordance with GAAP and reconciliations to those financial statements set forth above should be carefully evaluated. Page | 22 COMMERCIAL VEHICLE GROUP, INC.

Reconciliation of GAAP to Non-GAAP Financial Measures Trailing Twelve Months $M Ended March 31, 2019 2018 Net Income $ 45.8 $ 7.5 Interest 16.7 16.8 Provision for Income Taxes 8.8 19.7 Depreciation 14.0 13.9 Amortization 1.3 1.3 EBITDA $ 86.6 $ 59.2 As of March 31, 2019 2018 Debt per Balance Sheet $ 158.8 $ 166.2 Plus: Original Issue Discount 2.3 2.9 Plus: Prepaid Financing 2.1 2.7 Revolving Credit Facility - 7.5 Gross Debt $ 163.2 $ 179.2 Less: Cash 54.3 37.9 Net Debt $ 108.8 $ 141.3 Divide by Trailing 12 Months EBITDA $ 86.6 $ 59.2 Net Leverage 1.3x 2.4x Page | 23 COMMERCIAL VEHICLE GROUP, INC.